                                                                      EXHIBIT 99

                     LANDMARK ANNOUNCES 1999 AUDITED RESULTS

                     1999 EARNINGS PER SHARE FINAL AT $0.31

RESTON, VA (March 2, 2000) - Landmark Systems Corporation (NASDAQ: LDMK), a leading vendor of performance and e-business management software, today announced financial results for the year and quarter ended December 31, 1999.

     Audited 1999 revenue, net income and diluted EPS amounted to $55.2 million, $4.1 million and $0.31, respectively, as compared to $49.8 million, $5.1 million and $0.41 for the prior year. Revenue, net income and diluted EPS for the fourth quarter ended December 31, 1999 amounted to $14.1 million, $0.9 million and $0.07, respectively, as compared to $15.0 million, $2.1 million and $0.16 for the prior year quarter.

     Landmark also announced that the previously disclosed periodic accounting review being conducted by the Division of Corporation Finance of the Securities and Exchange Commission ("SEC") concerning the timing of the recognition of some of the Company's revenues has been successfully resolved. Concurrent with the SEC review, the Company concluded it should restate and defer license fee revenues to more closely approximate "vendor specific objective evidence" as defined by AICPA Statement of Position 97-2. Accordingly, the results announced today include a deferral to future years of approximately $0.2 million and $1.8 million of revenue previously recognized in 1999 and 1998, respectively. The total $2.0 million revenue Landmark has deferred from 1998 and 1999 will be recognized in future years as follows: $1.1 million in 2000, $0.7 million in 2001 and $0.2 million in 2002.

     On an after tax basis, the 1999 and 1998 deferrals reduced diluted earnings per share by $0.01 and $0.10 per share, respectively. A summary of revised historical quarterly revenue, net income and diluted EPS is contained at the end of this press release. Assuming no change in equivalent share calculations, the future



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LANDMARK REPORTS FINAL 1999 RESULTS  --  PAGE 2

recognition of these revenues will augment diluted earnings per share in 2000, 2001 and 2002 by $0.05, $0.03 and $0.01, respectively.

     "We are pleased by the prompt and successful conclusion of the SEC review," commented Katherine K. Clark, Landmark's president and CEO. "We remain focused on extending our performance management expertise to the rapidly growing e-business market through innovative applications such as WebWatcher."

     Headquartered in Reston, Virginia, Landmark Systems Corporation (NASDAQ:
LDMK) is a leading, global provider of software, services, and solutions that help organizations manage their critical information technology systems and e-business operations. Landmark's complete, integrated solutions ensure that operating systems, applications, databases, middleware, and servers operate as efficiently and effectively as possible. For more information, visit the company's Web site at www.landmark.com.

Some of the statements in this news release are forward looking and related to anticipated future operating results. Future operating results may be impeded by single or combined events and/or circumstances that have not been presently anticipated. Forward-looking statements are based on Landmark management's current expectations and assumptions, which may be affected by a number of factors, including, without limitation, competitive product introductions, price competition, any failure or delay in the Company's ability to develop and introduce new products, seasonal factors affecting the Company's sales, the Company's ability to attract and retain qualified technical, sales, managerial and other key personnel, the Company's ability to manage expenses effectively, foreign currency risk, the "Year 2000" software and systems issue, and other factors. Therefore, there can be no assurance that actual future results will not differ materially from anticipated results. Readers should refer to Landmark's disclosure documents filed with the Securities and Exchange Commission for specific details on some of the factors that may affect operating results.

Landmark Systems Corporation, the Landmark logo, and PerformanceWorks are registered trademarks of Landmark and its subsidiaries.



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LANDMARK REPORTS FINAL 1999 RESULTS  --  PAGE 3

                          Landmark Systems Corporation
                 Condensed Consolidated Statement of Operations
                 Twelve Months Ended December 31, 1999 and 1998
                             Year to Date Comparison
                (amounts in thousands, except per-share amounts)

                                                      YTD                      Increase                   YTD
                                                      1999                    (Decrease)                 1998
                                                      ----                    ----------                 ----
                                                                                                      (restated)
Revenues
      License revenues                              $25,340                       15 %                 $22,084
      Maintenance revenues                           29,862                        8 %                  27,748
                                                     ------                                            -------
            Total revenues                           55,202                       11 %                  49,832

Cost of Revenues
      Cost of license revenues                        1,324                       15 %                   1,155
      Cost of maintenance revenues                    4,571                       23 %                   3,702
      Amortization of subsidiary
                  acquisition costs                   2,002                       2.3X                     616
                                                     ------                                            -------
            Total cost of revenues                    7,897                       44 %                   5,473
                                                     ------                                            -------

Gross profit                                         47,305                        7 %                  44,359
                                                     ------                                            -------

Operating expenses
      Sales and marketing                            20,881                       22 %                  17,125
      Product research and development               16,129                        6 %                  15,247
      General and administrative                      5,994                        8 %                   5,561
                                                     ------                                            -------
            Total operating expenses                 43,004                       13 %                  37,933
                                                     ------                                            -------

Operating Income                                      4,301                      (33)%                   6,426
Net interest and other income                         2,094                       17 %                   1,791
                                                      -----                                            -------

Income before taxes                                   6,395                      (22)%                   8,217
Provision for income taxes                            2,318                      (25)%                   3,095
                                                     ------                                            -------

Net income                                          $ 4,077                      (20)%                 $ 5,122
                                                    =======                                            =======

Shares used in computing
  diluted earnings per share                         13,143                         7%                  12,373

Diluted earnings per share                           $ 0.31                      (24)%                  $ 0.41
                                                     ======                                            =======

KEY OPERATING RATIOS

      Gross margin                                     86 %                                               89 %

      Operating margin                                  8 %                                               13 %

      Pre-tax margin                                   12 %                                               16 %

      Net margin                                        7 %                                               10 %

      Tax rate                                         36 %                                               38 %


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LANDMARK REPORTS FINAL 1999 RESULTS  --  PAGE 4

                          Landmark Systems Corporation
                 Condensed Consolidated Statement of Operations
                 Three Months Ended December 31, 1999 and 1998
                         Quarter to Quarter Comparison
                (amounts in thousands, except per-share amounts)

                                                      Q4                  Increase                   Q4
                                                     1999                (Decrease)                 1998
                                                     ----                ----------                 ----
                                                                                                 (restated)
Revenues
      License revenues                              $6,497                   (20)%                  $8,095
      Maintenance revenues                           7,581                     9 %                   6,924
                                                   -------                                         -------
            Total revenues                          14,078                    (6)%                  15,019
Cost of Revenues
      Cost of license revenues                         286                     9 %                     262
      Cost of maintenance revenues                   1,178                    17 %                   1,004
      Amortization of subsidiary
                  acquisition costs                    730                    3.7X                     154
                                                    ------                                        --------
            Total cost of revenues                   2,194                    55 %                   1,420
                                                   -------                                          ------

Gross profit                                        11,884                   (13)%                  13,599
                                                    ------                                         -------

Operating expenses
      Sales and marketing                            5,958                     8 %                   5,501
      Product research and development               3,627                    (3)%                   3,751
      General and administrative                     1,596                     4 %                   1,534
                                                   -------                                         -------
            Total operating expenses                11,181                     4 %                  10,786
                                                    ------                                        --------

Operating Income                                       703                   (75)%                   2,813
Net interest and other income                          524                     21%                     433
                                                  --------                                         -------

Income before taxes                                  1,227                   (62)%                   3,246
Provision for income taxes                             341                   (71)%                   1,193
                                                   -------                                         -------

Net income                                         $   886                   (57)%                 $ 2,053
                                                   =======                                         =======

Shares used in computing
  diluted earnings per share                        13,282                     5 %                  12,598

Diluted earnings per share                          $ 0.07                   (56)%                  $ 0.16
                                                    ======                                          ======


Key Operating Ratios

      Gross margin                                    84 %                                            91 %

      Operating margin                                 5 %                                            19 %

      Pre-tax margin                                   9 %                                            22 %

      Net margin                                       6 %                                            14 %

      Tax rate                                        28 %                                            37 %



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LANDMARK REPORTS FINAL 1999 RESULTS  --  PAGE 5

                          Landmark Systems Corporation
                      Condensed Consolidated Balance Sheet
                    December 31, 1999 and December 31, 1998
                         (dollar amounts in thousands)

                                                                             December                           December
                                                                               1999                               1998
                                                                               ----                               ----
                                                                                                               (RESTATED)
Assets
Current assets:
      Cash and cash equivalents                                             $ 32,136                            $ 28,322
      Accounts receivable, net                                                13,987                              10,902
      Unbilled accounts receivable                                             5,353                               5,728
      Other current assets                                                     4,103                               2,499
                                                                            --------                            --------
            Total current assets                                              55,579                              47,451

Unbilled accounts receivable - noncurrent                                      7,063                               5,486
Fixed assets, net                                                              5,363                               4,121
Capitalized software costs, net                                                  867                                 258
Other assets                                                                   7,635                               1,991
                                                                            --------                            --------

Total assets                                                                $ 76,507                            $ 59,307
                                                                            ========                            ========

Liabilities and Stockholders' Equity
Current liabilities:
      Accounts payable, accrued expenses
         and other current liabilities                                      $  4,802                            $  5,529
      Deferred revenue                                                        21,530                              17,724
                                                                              ------                              ------
            Total current liabilities                                         26,332                              23,253

Deferred revenue - noncurrent                                                 11,867                               8,901
Other liabilities                                                                366                                 324
                                                                             -------                             -------

      Total liabilities                                                       38,565                              32,478
                                                                              ------                              ------

Stockholders' equity
      Common stock                                                            34,178                              26,811
      Retained earnings                                                        3,764                                  18
                                                                             -------                           ---------
            Total stockholders' equity                                        37,942                              26,829
                                                                             -------                              ------

Total liabilities and stockholders' equity                                  $ 76,507                            $ 59,307
                                                                            ========                            ========


KEY RATIOS:

Days sales in receivables                                                    89 days                             65 days

Current ratio                                                                  2.1 X                                2.0X

Deferred revenue                                                               33.4m                               26.6m



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LANDMARK REPORTS FINAL 1999 RESULTS  --  PAGE 6

                          Landmark Systems Corporation
                 Restated Selected Consolidated Financial Data
            Unaudited Quarterly Statement of Operation Data for the
                     Years Ended December 31, 1999 and 1998
                (amounts in thousands, except per-share amounts)

                                                      Total                     Net                   Diluted
                                                    Revenues                  Income                    EPS
                                                    --------                  ------                    ---
            December 31, 1999                       $ 14,078                   $ 886                  $ 0.07
            September 30, 1999                        13,001                     300                    0.02
            June 30, 1999                             14,325                   1,439                    0.11
            March 31, 1999                            13,798                   1,452                    0.11
                                                    --------                 -------                  ------
                Total                               $ 55,202                 $ 4,077                  $ 0.31
                                                    ========                 =======                  ======


            December 31, 1998                       $ 15,019                 $ 2,053                  $ 0.16
            September 30, 1998                        12,369                   1,423                    0.11
            June 30, 1998                             12,144                     954                    0.08
            March 31, 1998                            10,300                     692                    0.06
                                                    --------                --------                  ------
                Total                               $ 49,832                 $ 5,122                  $ 0.41
                                                    ========                 =======                  ======



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